Disclosure of transactions recognised separately from acquisition of assets and assumption of liabilities in business combination (Details) - Business combinations [Member] ₩ in Millions	12 Months Ended
Dec. 31, 2019 KRW (₩)
Disclosure of transactions recognised separately from acquisition of assets and assumption of liabilities in business combination [Line Items]
Description of transaction recognised separately from acquisition of assets and assumption of liabilities in business combination	Fees for legal service, due diligence and others relating to the business combination amounted to KRW24 million. The fees were excluded from the transfer price and recognized as selling and administrative expenses in the statement of comprehensive income (loss) for the year ended December 31, 2019.
Acquisition-related costs for transaction recognised separately from acquisition of assets and assumption of liabilities in business combination	₩ 24